Exhibit 99.1

                             JOINT FILING AGREEMENT

     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


 April 5, 2001            By:              *
-----------------             --------------------------------------------------
      Date                    Thomas O. Hicks


                            *By: /s/ David W. Knickel
                              --------------------------------------------------
                                   David W. Knickel
                                   Attorney-in-Fact


                          HM2/CHANCELLOR, L.P.


                          By: HM2/Chancellor GP, L.P., its general partner

                          By: HM2/Chancellor Holdings, Inc., its general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HM2/CHANCELLOR GP, L.P.

                          By: HM2/Chancellor holdings, Inc., its general partner

                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary

                          HM2/CHANCELLOR HOLDINGS, INC.


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HM2/HMW, L.P.

                          By: Hicks Muse, Tate & Furst Equity Fund II, L.P., its
                                 general partner

                          By: HM2/GP Partners, L.P., its general partner

                          By: Hicks, Muse GP Partners, L.P., its general partner

                          By: Hicks, Muse Fund II Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              -------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE, TATE & FURST EQUITY FUND II, L.P.

                          By: HM2/GP Partners, L.P., its general partner

                          By: Hicks, Muse GP Partners, L.P., its general partner

                          By: Hicks, Muse Fund II Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                   Page 99-82

                          HM2/GP PARTNERS, LP

                          By: Hicks, Muse GP Partners, L.P., its general partner

                          By: Hicks, Muse Fund II Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE GP PARTNERS, L.P.

                          By: Hicks, Muse Fund II Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                        HICKS, MUSE FUND II INCORPORATED


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                   Page 99-83

                          CAPSTAR BOSTON PARTNERS, L.L.C.


                          By: HM3/GP Partners, L.P., its managing member

                          By: Hicks, Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks, Muse Fund III Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                          By: HM3/GP Partners, L.P., its general partner

                          By: Hicks, Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks, Muse Fund III Incorporated, its general
                              partner

                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary

                          HM3/GP PARTNERS, L.P.

                          By: Hicks, Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks, Muse Fund III Incorporated, its general
                              partner

                            By: /s/ David W. Knickel
                              -------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary



                                   Page 99-84

                          HICKS, MUSE GP PARTNERS III, L.P.

                          By: Hicks, Muse Fund III Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                        HICKS, MUSE FUND III INCORPORATED


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                               Vice President, Treasurer and Secretary


                          HM3 COINVESTORS, L.P.

                          By: Hicks, Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks, Muse Fund III Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                   Page 99-85

                          HICKS, MUSE, TATE & FURST EQUITY FUND IV, L.P.

                          By: DHB HM Partners, L.P., its general partner

                          By: Hicks, Muse GP Partners LA, L.P., its general
                              partner

                          By: Hicks, Muse Latin America Fund I Incorporated, its
                                 general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE, TATE & FURST PRIVATE
                          EQUITY FUND IV, L.P.

                          By: DHB HM Partners, L.P., its general partner

                          By: Hicks, Muse GP Partners LA, L.P., its general
                              partner

                          By: Hicks, Muse Latin America Fund I Incorporated, its
                                 general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                   Page 99-86

                          DHB HM PARTNERS, L.P.

                          By: Hicks, Muse GP Partners LA, L.P., its general
                              partner

                          By: Hicks, Muse Latin America Fund I Incorporated, its
                                 general partner

                            By: /s/ David W. Knickel
                              -------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE GP PARTNERS LA, L.P.

                          By: Hicks, Muse Latin America Fund I Incorporated, its
                                 general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE LATIN AMERICA FUND I INCORPORATED


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                   Page 99-87

                          HM 1-FOF COINVESTORS, l.p.

                          By: Hicks, Muse GP Partners L.A., L.P., its general
                              partner

                          By: Hicks, Muse Latin America Fund I Incorporated, its
                                 general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary

                          HM4-EQ COINVESTORS, l.p.

                          By: Hicks, Muse GP Partners IV, L.P., its general
                              partner

                          By: Hicks, Muse Fund IV LLC, its general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HM4-EN COINVESTORS, L.P.

                          By: Hicks, Muse GP Partners IV, L.P., its general
                              partner

                          By: Hicks, Muse Fund IV LLC, its general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                   Page 99-88

                          HM4-P COINVESTORS, L.P.

                          By: Hicks, Muse GP Partners IV, L.P., its general
                              partner

                          By: Hicks, Muse Fund IV LLC, its general partner


                            By: /s/ David W. Knickel
                          -----------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HICKS, MUSE GP PARTNERS IV, L.P.

                          By: Hicks, Muse Fund IV LLC, its general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                             HICKS, MUSE FUND IV LLC


                            By: /s/ David W. Knickel
                              -------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HM4/CHANCELLOR, L.P.

                           By: Hicks, Muse Fund IV LLC

                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary



                                   Page 99-89

                          CAPSTAR BROADCASTING PARTNERS, L.P.

                          By: HM3/Capstar Partners, L.P., its general partner

                          By: HM3/Capstar, Inc., its general partner



                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                          HM3/CAPSTAR PARTNERS, L.P.

                          By: HM3/Capstar, Inc., its general partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary



                          HM3/CAPSTAR, INC.


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                      99-90

                          CAPSTAR BT PARTNERS, L.P.

                          By: HM3/GP Partners, L.P., its general partner

                          By: Hicks, Muse GP Partners III, L.P., its general
                              partner

                          By: Hicks, Muse Fund III Incorporated, its general
                              partner


                            By: /s/ David W. Knickel
                              --------------------------------------------------
                                David W. Knickel
                              Vice President, Treasurer and Secretary


                                      99-91